                                                               EXHIBIT 10.14(f)

                            UNITED STATES OF AMERICA
                          DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION

                              COOPERATIVE AGREEMENT


PROJECT NUMBER:     DTMA91-95-H-00069,

MODIFICATION:       0004

TITLE:              "Integrated Shipboard Information Technology Platform
                    (ISIT)"

FUNDING DATA:       N/A

RECIPIENT NAME      Marine Management Systems
  AND ADDRESS:      470 West Avenue
                    Stamford, CT  06902

AGENCY NAME AND     DOT/Maritime Administration
  ADDRESS:          Office of Acquisition, MAR-380
                    400 Seventh Street, SW., Room 7310
                    Washington, DC 20590

MODIFICATION        Article 10 Modifications
  AUTHORITY:

DESCRIPTION:

1. In accordance with Article 13 Payable Milestones, the attached payable milestones dated August 9, 1996 are hereby incorporated into the agreement.

2. All other terms and conditions of the Cooperative Agreement remain unchanged.

DEPARTMENT OF TRANSPORTATION
MARITIME ADMINISTRATION



  /s/ Tracey L. Ford                                            Aug 16 1996
-----------------------------------------                    -----------------
Tracey L. Ford                                               Date:
Agreements/Contracting Officer

                                                                August 9, 1996








                                 ISIT Consortium
                       Attachment #4 (Payable Milestones)
                     Cooperative Agreement DTMA91-95-H-00069
                               Modification No. 4


                           Project Payable Milestones


                 Adjusted for January 1996 and June 12 Schedule
                                     Change

                           (Milestone 1-8C Unchanged)















                                                   Enclosure (1) to letter
                                                     dated August 14, 1996


|-------------------------------------------------------------------------------------------------------------------|
| MILESTONE NUMBER 8A                                                                                               |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|      2.2       |Software Development                            |System Requirements Specification - Final Draft  |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      2.2       |Software Development                            |TR:  Architecture Approach; Cooperating Object   |
|                |                                                |Frameworks                                       |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      2.2       |Software Development                            |TR:  Architectural Approaches; Persistence,      |
|                |                                                |Distribution, Concurrency                        |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      4.1       |ASTM STDS Development                           |Review Draft No. 4; Review & Comment             |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.5       |Industry Interface/Advisory Board               |ISO/IMO ISIT Briefings                           |
|================|================================================|=================================================|
|                |                                                |                                                 |
|    6.2/6.3     |Coordinated Business Plan/Strategic Alliances   |Coordinated Business Plan/Strategic Alliances    |
|                |                                                |1st Draft                                        |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 8A: $75,101
                      TARGET COMPLETION DATE: MAY 31, 1996


|-------------------------------------------------------------------------------------------------------------------|
| MILESTONE NUMBER 8B                                                                                               |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|      2.1       |Hardware Development                            |Hardware Integration and Integration Test Plan   |
|                |                                                |- 2nd Draft                                      |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      2.2       |Software Development                            |System Requirement Specification - Final         |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.2       |Technical Review                                |Technical Review Meeting No. 4 - Final Design    |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 8B: $25,000
                      TARGET COMPLETION DATE: JUNE 28, 1996



                                     1 of 5


|-------------------------------------------------------------------------------------------------------------------|
| MILESTONE NUMBER 8C                                                                                               |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|      2.1       |Hardware Development                            |Hardware Integration & Integration Test Plan -   |
|                |                                                |Final Draft                                      |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      2.2       |Software Development                            |System Design Document - First Draft             |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      4.1       |ASTM Standards Development                      |Rev. Draft No. 4 Submitted for Subcommittee      |
|                |                                                |Ballot                                           |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      4.2       |ABS Guidelines Development                      |Final Draft - Review and Comment                 |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.3       |Management Reports                              |Technical Progress Report No. 4                  |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 8C: $25,000
                      TARGET COMPLETION DATE: JULY 26, 1996


|-------------------------------------------------------------------------------------------------------------------|
| MILESTONE NUMBER 9                                                                                                |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |              MEASURE OF COMPLETION              |
|================|================================================|=================================================|
|      2.2       |Software Development                            |System Design Document - Final                   |
|================|================================================|=================================================|
|                |                                                |                                                 |
|    4.1/4.2     |ASTM STDS/ABS Guidelines Development            |ASTM Review Draft No. 5, Status Report No. 2     |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.5       |Industry Interface/Advisory Board               |Advisory Board Meeting No. 4                     |
|================|================================================|=================================================|
|                |                                                |                                                 |
|    6.2/6.3     |Coordinated Business Plan                       |Coordinated Business Plan/Strategic Alliances;   |
|                |                                                |2nd Draft                                        |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      2.2       |Software Development                            |API Document - Draft                             |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      2.3       |Configuration Management                        |Configuration Management Plan - Final            |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.2       |Technical Review                                |Technical Review Meeting No. 5                   |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 9: $206,471
                   TARGET COMPLETION DATE: SEPTEMBER 20, 1996

                                     2 of 5



|--------------------------------------------------------------------------------------------------------------------|
| MILESTONE NUMBER 10                                                                                                |
|----------------|------------------------------------------------|--------------------------------------------------|
|                |                                                |                                                  |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION                |
|================|================================================|==================================================|
|      2.2       |Software Development                            |API Document - Final                              |
|================|================================================|==================================================|
|                                                                                                                    |
|      3.1       |System Integration & Test                       |Land-Based Test Plan - Draft                      |
|================|================================================|==================================================|
|                |                                                |                                                  |
|      4.2       |ABS Guidelines Development                      |Final Draft for Review by ABS Committees          |
|================|================================================|==================================================|
|                |                                                |                                                  |
|      5.3       |Management Reports                              |Technical Progress Report No. 5                   |
|================|================================================|==================================================|
|                |                                                |                                                  |
|      6.2       |Coordinated Business Plan                       |Commercialization Plan                            |
|================|================================================|==================================================|
|                |                                                |                                                  |
|      6.3       |Strategic Alliances                             |Commercialization Plan                            |
|----------------|------------------------------------------------|--------------------------------------------------|

                  TOTAL PAYABLE AMOUNT; MILESTONE 10: $114,064
                    TARGET COMPLETION DATE: OCTOBER 25, 1996

|-------------------------------------------------------------------------------------------------------------------|
| MILESTONE NUMBER 11                                                                                               |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|      3.1       |System Integration & Test                       |System Integration Test Plan - Draft             |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      7.1       |Demonstration Test Plan                         |Demonstration Test Plan - Draft                  |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      7.2       |Demonstration Design                            |Demonstration Design - Draft                     |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 11: $99,097
                    TARGET COMPLETION DATE: NOVEMBER 29, 1996

                                     3 of 5


|-------------------------------------------------------------------------------------------------------------------|
|  MILESTONE NUMBER 12                                                                                              |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|      3.1       |System Integration and Test                     |Land Based Test Plan - Final                     |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.2       |Technical Review                                |Technical Review No. 6 - Test Readiness          |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      7.1       |Demonstration Test Plan                         |Demonstration Test Plan - Final                  |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 12: $97,219
                    TARGET COMPLETION DATE: DECEMBER 30, 1996


|-------------------------------------------------------------------------------------------------------------------|
|  MILESTONE NUMBER 13                                                                                              |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|      4.1       |ASTM Standards Development                      |F25 Ballot Complete                              |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      4.2       |ABS Guidelines Development                      |Pre-Release Draft                                |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.3       |Management Reports                              |Technical Progress Report No. 6                  |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.5       |Industry Interface/Advisory Board               |Advisory Board Meeting No. 5                     |
|----------------|-----------------------------------------------=|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 13: $57,480
                    TARGET COMPLETION DATE: JANUARY 24, 1997


|-------------------------------------------------------------------------------------------------------------------|
|  MILESTONE NUMBER 14                                                                                              |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|      3.1       |System Integration & Test                       |System Integration and Test Report - Preliminary |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      3.2       |Land Based Testing                              |Test Report, Data Acquisition                    |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      3.2       |Land Based Testing                              |Test Report, Executive                           |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      3.2       |Land Based Testing                              |Test Report, Communication Services              |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      7.2       |Demonstration Design                            |Demonstration Design - Final                     |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 14: $64,529
                     TARGET COMPLETION DATE: MARCH 21, 1997

                                     4 of 5


|-------------------------------------------------------------------------------------------------------------------|
|  MILESTONE NUMBER 15                                                                                              |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      3.1       |System Integration and Test                     |System Integration Test Report - Final           |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      3.2       |Land Based Testing                              |Land Based Test Report - Final                   |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.2       |Technical Review                                |Technical Review No. 7; Final Presentation;      |
|                |                                                |Phase I                                          |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.3       |Management Reports                              |Progress Report No. 7                            |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      7.3       |Demonstration Install/Checkout Shipboard        |Installation/Checkout Complete                   |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      7.4       |Demonstration Install/Checkout Shore side       |Installation/Checkout Complete                   |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 15: $23,747
                     TARGET COMPLETION DATE: APRIL 18, 1997


|-------------------------------------------------------------------------------------------------------------------|
|  MILESTONE NUMBER 16                                                                                              |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.5       |Industry Interface/Advisory Board               |Advisory Board Meeting No. 6                     |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      7.5       |Demonstration Test                              |Demonstration Test Preliminary Report            |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 16: $11,690
                      TARGET COMPLETION DATE: MAY 23, 1997


|-------------------------------------------------------------------------------------------------------------------|
|  MILESTONE NUMBER 17                                                                                              |
|----------------|------------------------------------------------|-------------------------------------------------|
|                |                                                |                                                 |
|     TASK       |                  DESCRIPTION                   |             MEASURE OF COMPLETION               |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      5.3       |Management Reports                              |Final Project Report                             |
|================|================================================|=================================================|
|                |                                                |                                                 |
|      7.5       |Demonstration Test                              |Demonstration Assessment Report                  |
|----------------|------------------------------------------------|-------------------------------------------------|

                   TOTAL PAYABLE AMOUNT; MILESTONE 17: $10,368
                      TARGET COMPLETION DATE: JUNE 20, 1997


                                     5 of 5